ForeInvestors Choice Variable Annuity

Supplement dated March 22, 2024 to your Prospectus dated May 1, 2023

BlackRock Capital Appreciation V.I. Fund

BlackRock Global Allocation V.I. Fund

BlackRock Capital Appreciation V.I. Fund — Fund Reorganization

In October 2023, you were notified that the Board of Directors of BlackRock Variable Series Funds, Inc. (the “Company”) approved an Agreement and Plan of Reorganization to reorganize the BlackRock Capital Appreciation V.I. Fund (the “Merging Fund”) into the BlackRock Large Cap Focus Growth V.I. Fund (the “Acquiring Fund”). In December, the Reorganization was postponed until further notice.

The Company, on behalf of both the Merging Fund and the Acquiring Fund, has decided not to proceed with the Reorganization at this time. As a result, effective immediately, the BlackRock Large Cap Growth Equity V.I. Fund (formerly BlackRock Large Cap Focus Growth V.I. Fund) will no longer be added as an available investment option under your Contract.

BlackRock Capital Appreciation V.I. Fund — Expense Reduction

Effective March 8, 2024, the information in the “Current Expenses” and the “Current Expenses + Fund Facilitation Fee” columns for the BlackRock Capital Appreciation V.I. Fund as listed in your prospectus under “Appendix B – Funds Available Under the Contract” is hereby deleted and replaced as follows:

Fund Objective	Fund — Share Class Adviser / Sub-Adviser	Current Expenses(2)	Fund Facilitation Fee	Current Expenses + Fund Facilitation Fee	Average Annual Total Returns (as of Dec. 31, 2022)
					1 Year	5 Year	10 Year
Seeks long-term growth of capital.	BlackRock Capital Appreciation V.I. Fund – Class III(2) Adviser: BlackRock Advisors, LLC	1.04%	0.00%	1.04%	-37.81%	7.41%	11.35%

(2)	This Fund’s annual expenses reflect temporary fee reductions pursuant to an expense reimbursement or fee waiver arrangement.

BlackRock Global Allocation V.I. Fund — Addition of New Sub-Adviser

On March 7, 2023, the Board of Directors of BlackRock Variable Series Funds, Inc. approved the appointment of BlackRock International Limited as a sub-adviser of the BlackRock Global Allocation V.I. Fund (the “Fund”). Effective March 11, 2024, BlackRock International Limited is added as an additional sub-adviser in the “Fund – Share Class” column for the Fund as listed in your prospectus under “Appendix B – Funds Available Under the Contract.”

This Supplement Should be Retained for Future Reference.

FIC032224FC